Supplement dated July 9, 2021
to the Statement of Additional Information (SAI), as supplemented, dated May 1, 2021, for the following Funds:
Fund
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio (VP) – Commodity Strategy Fund
Columbia Variable Portfolio (VP) – Emerging Markets Fund
Columbia Variable Portfolio (VP) – Intermediate Bond Fund
Columbia Variable Portfolio (VP) – Large Cap Growth Fund
CTIVP ® (VP) – CenterSquare Real Estate Fund
CTIVP ® (VP) – Loomis Sayles Growth Fund
CTIVP ® (VP) – MFS® Value Fund
CTIVP ® (VP) – Morgan Stanley Advantage Fund
CTIVP ® (VP) – T. Rowe Price Large Cap Value Fund
CTIVP ® (VP) – Victory Sycamore Established Value Fund
Variable Portfolio (VP) – Aggressive Portfolio
Variable Portfolio (VP) – Conservative Portfolio
Variable Portfolio (VP) – Moderate Portfolio
Variable Portfolio (VP) – Moderately Aggressive Portfolio
Variable Portfolio (VP) – Moderately Conservative Portfolio
Effective immediately, the following disclosure is added to "Expense Limitations" in the "Investment Management and Other Services" section of the SAI:
Expense Reimbursement Arrangements
Effective July 1, 2021, the voluntary fee waiver/expense reimbursement arrangements for VP – Aggressive Portfolio, VP – CenterSquare Real Estate Fund, VP – Commodity Strategy Fund, VP – Conservative Portfolio, VP – Intermediate Bond Fund, VP – Large Cap Growth Fund, VP – Loomis Sayles Growth Fund, VP – MFS Value Fund, VP – Moderate Portfolio, VP – Moderately Aggressive Portfolio, VP – Moderately Conservative Portfolio, VP – Morgan Stanley Advantage Fund, VP – T. Rowe Price Large Cap Value Fund, and VP – Victory Sycamore Established Value Fund as described in the “More Information About the Fund(s) – Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” section of each of the Funds’ prospectuses have become contractual obligations. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2022, unless sooner terminated at the sole discretion of the Funds’ Board, so that the Funds’ net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the annual rates as described in the “More Information About the Fund(s) – Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” section of each of the Funds’ prospectuses.
Under the agreement, the following fees and expenses are excluded from the Funds’ operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Funds, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Funds’ Board. This agreement may be modified or amended only with approval from all parties.
Also effective July 1, 2021, the expense cap rates for VP – Emerging Markets Fund have changed to the following:
	Class 1	Class 2	Class 3
VP – Emerging Markets Fund	1.13%	1.38%	1.255%
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-366 A (7/21)